GOTHAM MASTER INDEX PLUS FUND
(formerly, the Gotham Master Long Fund)

A Series of FundVantage Trust

Summary Prospectus – March 5, 2018

Class/Ticker: Institutional Class Shares (GMIDX)

Click here to view the Fund's Statutory Prospectus or Statement of Additional Information.

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund including the Fund's Statement of Additional Information ("SAI") and shareholder reports online at https://www.gothamfunds.com/performance.aspx. You can also get this information at no cost by calling (877) 974-6852, by sending an email request to info@gothamfunds.com, or from any financial intermediary that offers shares of the Fund. The Fund's prospectus, dated March 5, 2018, and SAI, dated February 1, 2018, as amended from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Gotham Master Index Plus Fund (the "Fund") seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees[1]	0.00%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	10.31%
Total Acquired Fund Fees and Expenses ("AFFE")	1.07%
AFFE Attributable to Acquired Fund Management Fees	0.33%
AFFE Attributable to Acquired Fund Dividend and Interest Expense on Securities Sold Short	0.58%
AFFE Attributable to Acquired Fund Other Expenses	0.16%
Total Annual Fund Operating Expenses[2,3]	11.38%
Fee Waivers and/or Expense Reimbursements[3]	(10.31)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	1.07%

1  Gotham Asset Management, LLC ("Gotham" or the "Adviser") is not entitled to receive an investment advisory fee on Fund assets invested in mutual funds advised by Gotham (each an "underlying fund" and collectively, the "underlying funds"), but is entitled to receive an investment advisory fee of 0.75% of the Fund's average net assets invested in investments other than an underlying fund. While Gotham does not receive an investment advisory fee from the Fund on assets invested in an underlying fund, it does receive an investment advisory fee from each underlying fund as investment adviser to such funds. The Fund does not currently expect to invest in assets other than underlying funds; however, to the extent it does, the Fund will pay an advisory fee on such assets.

2  "Total Annual Fund Operating Expenses" will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund's annual and semi-annual reports to shareholders in the financial highlights table, which reflects the operating expenses of the Fund and does not include "Acquired Fund Fees and Expenses."

3  The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund's total operating expenses (exclusive of taxes, "Acquired Fund Fees and Expenses," dividend and interest expense on securities sold short, interest, extraordinary items, management fees (if any) and brokerage commissions), do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the "Expense Limitation"). The Expense Limitation will remain in place until January 31, 2020, unless the Board of Trustees of FundVantage Trust (the "Trust") approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No recoupment will occur unless the Fund's expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund's Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$109	$1,412

Portfolio Turnover

The Fund, which intends to invest a significant portion of its assets in underlying funds, does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or "turns over" its portfolio). An underlying fund, and the Fund to the extent it invests in assets other than funds, does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. It is anticipated that the underlying funds will have high portfolio turnover rates (greater than 100%). A higher portfolio turnover rate may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the underlying funds and of the Fund. For the period from April 28, 2017 (commencement of operations) through September 30, 2017, the portfolio turnover rate was 0% (not annualized) of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund intends to allocate a significant portion of its assets among mutual funds advised by Gotham (each an "underlying fund" and collectively, the "underlying funds"), particularly, those underlying funds that attempt to outperform a broad based index of U.S. large capitalization companies (a "benchmark"). Accordingly, the Fund currently intends to allocate to the Gotham Index Plus Fund, Gotham Index Plus All-Cap Fund, Gotham Enhanced S&P 500 Index Fund and Gotham Enhanced Index Plus Fund. The Fund may also invest in other underlying funds that implement a strategy intended to outperform a benchmark.

Certain of the underlying funds utilize a long/short equity strategy with varying levels of gross exposure (which is the value of the long positions plus its short positions) and/or net exposure (long positions less short positions). The Fund may also invest in securities directly. When investing in securities directly, the Fund will take long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser's analysis of the issuer's financial reports and market valuation, and by generally following the investment approach described below for the underlying funds.

The Fund may also purchase shares of other registered investment companies where the investment adviser is not the same as, or affiliated with, the Adviser, including ETFs. The Adviser expects that the net long exposure for the Fund will be 70% – 100% during normal market conditions. The Fund's allocation among the underlying funds and investments is expected to be rebalanced from time to time.

Each of the underlying funds takes long positions in securities that the Adviser believes to be undervalued and, except for the Gotham Enhanced S&P 500 Index Fund, short positions in securities that the Adviser believes to be overvalued, based on the Adviser's analysis of the issuer's financial reports and market valuation. The underlying funds generally invest in U.S. common stocks. Certain underlying funds will invest in companies with small and mid-sized market capitalizations.

For each of the underlying funds, the Adviser employs a systematic bottom-up approach based on the Adviser's proprietary analytical framework. This approach consists of:

•  Researching and analyzing each company in the Adviser's coverage universe according to a methodology that emphasizes fundamentals such as recurring earnings, cash flows, capital efficiency (i.e., how well an issuer deploys or invests its capital), capital structure (i.e., the manner in which capital is obtained such as through debt, common stock or preferred stock), and valuation;

•  Identifying and excluding companies that do not conform to the Adviser's valuation methodology or companies judged by the Adviser to have questionable financial reporting;

•  Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

•  Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and shorts based on the Adviser's assessment of value.

Generally, each underlying fund's long portfolio is weighted most heavily towards those stocks that are priced at the largest discount to the Adviser's assessment of value. Similarly, the short portfolio of each underlying fund is generally weighted most heavily towards those short positions selling at the largest premium to the Adviser's measures of value. The underlying funds are also subject to the Adviser's risk controls, which include liquidity and diversification considerations. The underlying funds are rebalanced (generally daily) to maintain exposure levels, manage risk and reposition the portfolios to reflect earnings releases and other new information related to particular companies. Because each underlying fund generally rebalances its long and short positions on a daily basis, the Fund and the underlying funds may each experience a high portfolio turnover rate.

As of the date of the Prospectus, Gotham serves as an investment adviser to 16 mutual funds that may be utilized as underlying funds. Although not a principal investment strategy, the Fund may from time to time invest in foreign securities.

An underlying fund's investment of the proceeds of short sales creates leverage in such underlying fund, which may amplify changes in such underlying fund's net asset value. The underlying funds also lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board of Trustees. Loans of portfolio securities will be collateralized by liquid securities and cash. The underlying funds may invest cash collateral received in securities consistent with their principal investment strategy.

Under normal circumstances, the Fund directly, or indirectly through underlying funds, invests at least 80% of its assets in securities of issuers included in the Russell 3000® Index at the time of purchase. For purposes of this 80% investment policy, the term "assets" means net assets, plus the amount of any borrowings for investment purposes and reinvested proceeds from short sales. This 80% policy may be changed by the Board of Trustees upon 60 days' written notice to shareholders. The Fund is not an index fund and does not utilize a passive investment strategy.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund's net asset value ("NAV"), yield and total return. It is possible to lose money by investing in the Fund.

•  Underlying Fund Risk: The ability of the Fund to meet its investment objective is related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds. The value of the underlying funds' investments, and the NAVs of the shares of both the Fund and the underlying funds, will fluctuate in response to various market and economic factors related to the equity markets, as well as the financial condition and prospects of issuers in which the underlying funds invest. There can be no assurance that the underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Shareholders will bear the indirect proportionate expenses of investing in the underlying funds.

•  Asset Allocation Risk: The risk that the selection by a manager of the underlying funds and the allocation of the Fund's assets among the underlying funds will cause the Fund to underperform other funds with similar investment objectives. The Fund's investment in any one underlying fund or asset class may exceed 25% of the Fund's total assets, which may cause it to be subject to greater risk than a more diversified fund.

•  Common Stock Risk: The Fund, either directly and/or through the underlying funds, will invest in common stocks. Common stock represents an equity (ownership) interest in a company or other entity. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company's assets, including debt holders and preferred stockholders. Common stocks risk the loss of all or a substantial portion of the investment.

•  Market Risk: The Fund and each underlying fund are subject to market risk — the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund or an underlying fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund or an underlying fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade. The Fund is not an index fund and is not managed to track the performance of the benchmark.

•  Value Style Risk: The Adviser intends to buy securities, on behalf of the Fund and/or the underlying funds, that it believes are undervalued. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods. Conversely, the Fund and/or an underlying fund will short securities the Adviser believes are overvalued. This presents the risk that a stock's value may not decrease to what the Adviser believes is its true market value because the market fails to recognize what the Adviser considers to be the company's value, because the Adviser misjudges that value or because the Adviser is required to purchase the security before its investment thesis could be realized.

•  Short Sale Risk: The Adviser intends, on behalf of the Fund and/or an underlying fund, to short securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Although the Fund's or underlying fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund or underlying fund's ability to engage in short selling. In addition, the Fund or underlying fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with an underlying fund's open short positions. These types of short sale expenses (sometimes referred to as the "negative cost of carry") reduce the performance of the Fund and/or an underlying fund. The Fund or underlying fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

•  Leverage: The Adviser intends, on behalf of the Fund and/or the underlying funds, to utilize leverage through its investment of short sale proceeds. Investing of short sale proceeds increases leverage because the Fund or underlying fund uses the proceeds to purchase additional securities consistent with such fund's investment program. The use of leverage allows the Fund or underlying fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of a fund's portfolio. The effect of the use of leverage by a fund in a market that moves adversely to its investments could result in substantial losses to an underlying fund and the Fund, which would be greater than if the Fund or underlying fund were not leveraged.

The short sale proceeds utilized by the Fund or underlying fund to leverage investments are collateralized by all or a portion of the Fund's or the underlying fund's portfolio, respectively. Accordingly, the Fund or an underlying fund will pledge its securities in order to obtain leverage. Should the securities pledged to brokers to secure the Fund's or underlying fund's margin accounts decline in value, the Fund or underlying fund could be subject to a "margin call", pursuant to which the Fund or underlying fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. The banks and dealers that provide financing to the Fund or underlying fund can apply essentially discretionary margin. Changes by counterparties in the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that the Fund or an underlying fund will be able to secure or maintain adequate financing. The utilization of short sale proceeds for leverage will cause the Fund or underlying fund to be subject to fees, transaction and other costs.

•  Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund's investment performance.

•  Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser's team of financial analysts may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund or an underlying fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.

For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund or an underlying fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

•  Systems Risk: The Fund and underlying funds depend on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement and monitor the funds' investment strategies. The development, implementation and maintenance of these systems is complex and involves substantial research and modeling (which is then generally translated into computer code and manual and automated processes) and the retrieval, filtering, processing, translation and analysis of large amounts of financial and other corporate data. As a result, there is a risk of human or technological errors affecting the portfolio construction process and order origination, including errors in programming (e.g., "bugs" and classic coding errors), modeling, design, translational errors and compatibility issues with data sets and among systems. Similarly, with regard to trading and other systems or equipment that the Adviser utilizes, any or all of the following events may occur: (i) failures or interruptions in access to or the operations of such systems or equipment; (ii) loss of functionality; (iii) corruption; (iv) compromises in security; (v) loss of power; and (vi) other situations that adversely affect such systems or equipment. There can be no guarantee that such defects or issues will be identified in time to avoid a material adverse effect on the Fund or underlying funds. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

•  Small and Mid-Cap Securities: In addition to large cap securities, the Fund or underlying funds may also invest in small and mid-cap companies. Investments in small and mid-cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

•  Cybersecurity Risk: As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund and the underlying funds. The Adviser and funds are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

•  High Portfolio Turnover Risk: The Fund and underlying funds may sell their securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in a fund's best interest to do so. It is anticipated that the Fund and/or underlying funds will frequently adjust the size of their long and short positions. These transactions will increase an underlying fund's "portfolio turnover" and the underlying fund may experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs, may have adverse tax consequences and therefore may reduce the underlying funds', and therefore the Fund's, returns. Frequent purchases and sales of portfolio securities may result in higher expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

•  Securities Lending Risk: The Fund or an underlying fund may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund's or underlying funds' ability to vote the securities on loan. If a loan is collateralized by cash, the Fund (or underlying fund) typically invests the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund's (or underlying fund's) earnings on the collateral. Because the Fund (or underlying fund) may invest collateral in any investments in accordance with its investment objective, the Fund's (or underlying fund's) securities lending transactions will result in investment leverage. The Fund and underlying funds bear the risk that the value of investments made with collateral may decline.

•  Volatility Risk: The Fund's investments may increase or decrease in value over a short period of time. This may cause the Fund's net asset value per share to experience significant increases or declines in value over short periods of time. All investments are subject to the risk of loss.

•  Limited History of Operations: The Fund is a recently formed mutual fund and has a limited history of operations.

•  Tax Legislation Risk: On December 22, 2017, new tax legislation was enacted which includes changes to tax rates, restrictions on miscellaneous itemized deductions, changes to the dividends received deduction, restrictions on the deductibility of interest, and changes to the taxation of the international operations of domestic businesses. Certain changes have sunset provisions, which are important to note. Because the tax legislation is newly enacted and Treasury Regulations related to the legislation have not been drafted, there is uncertainty in how the newly enacted tax legislation will affect the Fund's investments, as such impact may be adverse. Shareholders are urged and advised to consult their own tax advisor with respect to the impact of this legislation.

Performance Information

The Fund's performance information is only shown in the Fund summary when the Fund has had a full calendar year of operations. Updated performance information is available by calling the Fund toll-free at (877) 974-6852.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC

Portfolio Managers

•  Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2017.

•  Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2017.

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased and sold (redeemed) on any business day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary, or directly with the Fund by sending a completed application to the addresses below. For applications and more information please call Shareholder Services toll-free at (877) 974-6852.

Regular Mail:
Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029
Overnight Mail:
Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722

Purchase by Wire for Accounts Held Directly with the Fund

Please contact Shareholder Services toll-free at (877) 974-6852 for current wire instructions.

Minimum Investment Requirements

The minimum initial investment for shares is $250,000 and the minimum for each subsequent investment is $5,000.

Redemption by Telephone for Accounts Held Directly with the Fund

Please call Shareholder Services toll-free at (877) 974-6852.

Purchases and Redemptions for Accounts Held through a Financial Intermediary

Contact your financial intermediary.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), you may be required to pay a commission to your broker or financial intermediary depending on your arrangements with them. In addition, the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and/or for related services to shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Click here to view the Fund's Statutory Prospectus or Statement of Additional Information.

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